T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

Supplement to Prospectus Dated March 1, 2013

On page 49, under “Investments in Other Investment Companies,” the following operating policy is added:

Operating policy The Summit Municipal Income Fund and Summit Municipal Intermediate Fund may occasionally purchase equity securities or securities convertible into equity securities, including equity securities issued by investment companies, but the funds may not purchase shares of common stock issued by operating companies.

The date of this supplement is November 1, 2013.

F84-041 11/1/13